Investment property	12 Months Ended
Dec. 31, 2025
Investment property [abstract]
Investment property	Investment property
Investment property consists of land and buildings held primarily for earning rental income, capital appreciation or both. These properties are not used by the Group in the ordinary course of business. The Group applies the cost model for measuring investment property. Under the cost model, investment property is initially recognised at cost.
Subsequently, it is depreciated on a straight-line basis over the assigned useful life
(consistent with owner-occupied property).
The Group assesses at each reporting date whether there is an indication that an asset may be impaired. If any indication exists, an impairment test is performed to estimate the potential loss of value that may reduce the recoverable amount of the asset to below its carrying amount. Any impairment loss is recognised within the consolidated income statement by the amount which the carrying amount exceeds the recoverable amount.
Investment property is derecognised when it has been disposed of or when it is permanently withdrawn from use and no further economic benefit is expected from its disposal. The difference between the net disposal proceeds and the carrying amount of the asset is recognised in the Group’s consolidated income statement in the period of derecognition.
Transfers are made to (or from) investment property when there is a change in use.
The following tables illustrate the net book value and the reconciliation of the carrying amount of the Group’s investment property as at 31 December 2025 and
31 December 2024:

	Year ended 31 December
	2025	2024
	€ million	€ million
At cost	110	73
Accumulated depreciations and impairment losses	(24)	—
Net book value	86	73

	2025	2024
	€ million	€ million
Net book value at beginning of year	73	—
Acquisition of CCBPI	—	46
Transfers from property, plant and equipment	12	33
Transfers from/(to) assets held for sale	9	(6)
Currency translation adjustments	(8)	—
Net book value at end of year	86	73
As at 31 December 2025 and 31 December 2024, the carrying value of investment property was €86 million and €73 million, respectively.
No impairments were recognised during the year ended 31 December 2025 and
31 December 2024.
The fair value of the investment property as at 31 December 2025 amounted to approximately €100 million (31 December 2024: €86 million). The fair value of investment property was determined by external, independent property valuers, having the appropriate recognised professional qualifications and recent experience in the location and category of property being valued. The valuation was conducted in accordance with the International Valuation Standards and is generally based on the market approach.
At the end of each reporting period, the Group updates its assessment of the fair value of its investment property, taking into consideration the most recent independent valuations.
The best evidence of fair value is current prices in an active market for similar properties.
Where such information is unavailable, the Group considers information from a variety of sources including recent prices in less active markets for similar properties, adjusted to reflect existing differences. The resulting fair value measurements for all assets forming part of the Group’s investment property have been categorised within Level 3 of the fair value hierarchy.
The Group has no restrictions on the realisability of its investment property and no contractual obligations to purchase, construct or develop investment property or for repairs, maintenance and enhancements.
During the year ended 31 December 2025, the Group did not hold any rental income‑generating investment property, and as such, no rental income has been recognised in the Group’s consolidated income statement (2024: nil; 2023: nil). Direct operating expenses (including repairs and maintenance but excluding depreciation expense) arising from non-rental income-
generating investment property amounted to nil for 2025 (2024: nil; 2023: nil).